UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2016

StemCells, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

39899 Balentine Drive, Suite 200, Newark, California		94560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	16506702282

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 26, 2016, the Company held a special meeting of stockholders (the “Special Meeting”), at 2:00 p.m. local time, at the Company’s headquarters located at 39899 Balentine Drive, Newark, California, pursuant to notice duly given, to approve the stockholder proposals in connection with the proposed merger of the Company with Microbot Medical Ltd. (“Microbot”), each of which is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on September 17, 2016 (the “Proxy Statement”).

Only stockholders of record as of the close of business on September 20, 2016 were entitled to vote at the Special Meeting. As of September 20, 2016, there were 16,259,598 shares of Company common stock outstanding and entitled to vote at the Special Meeting, of which 10,711,172 shares of Company common stock were represented, in person or by proxy at the Special Meeting, constituting a quorum on all matters voted upon.

At the Special Meeting, the Company’s stockholders voted on and approved proposals 2, 3, 4, 5 and 6 and then the Company subsequently adjourned the Special Meeting until November 14, 2016, at 10:00 am, Pacific Time, in order to solicit additional proxies for proposal 1.

The Special Meeting will reconvene on November 14, 2016 at 10:00 am, Pacific Time at the Company’s outside counsel’s law offices located at 650 California Avenue, Suite 1900, San Francisco, California.

The results of each stockholder vote taken at the Special Meeting, by proposal, were as follows:

Proposal Number 2 – The stockholders approved the issuance of StemCells common stock in connection with the merger to advisors and to shareholders of Microbot, in each case as contemplated by the Merger Agreement and as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,835,037	134,281	79,930	6,661,924*

• Broker non-votes do not count for or against proposal 2.

Proposal Number 3 – The stockholders approved the proposed reserve stock split, as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,069,864	1,393,983	247,325	0

Proposal Number 4 – The stockholders approved the increase in authorized common stock from 200 million to 220 million, as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,349,305	1,132,361	229,506	0

Proposal Number 5 – The stockholders approved a change in the Company’s corporate name in connection with the merger to “Microbot Medical Inc.,” as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,249,428	313,253	148,491	0

Proposal Number 6 – The stockholders approved the adjournment of the Special Meeting to allow the Company to solicit additional proxies to vote on Proposal Number 1, whether to approve and adopt the Merger Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,528,687	525,021	657,464	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 99.1 Press Release, dated October 27, 2016, announcing results from the Company’s Special Meeting.

Apart from statements of historical fact, the text of this press release constitutes forward-looking statements within the meaning of the U.S. securities laws, and is subject to the safe harbors created therein. These statements include, but are not limited to, statements regarding the future business operations of StemCells, Inc. (the “Company”), the possibility of a merger transaction between the companies, the possibility of obtaining the vote required from the Company’s stockholders to complete the merger with Microbot, and possible benefits from such a merger for the companies and their respective stakeholders. These forward-looking statements speak only as of the date of this news release. The Company does not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. Such statements reflect management’s current views and are based on certain assumptions that may or may not ultimately prove valid. The Company’s actual results may vary materially from those contemplated in such forward-looking statements due to risks and uncertainties to which the Company is subject, including uncertainties about the parties’ ability to complete the merger; uncertainties concerning the sufficiency of the Company’s remaining funds to continue operations; uncertainties regarding the Company’s plans to increase its authorized share capital; uncertainties regarding the validity and enforceability of the Company’s patents and Microbot’s patents; uncertainties as to whether either company will become profitable; and other factors that are described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StemCells, Inc.

October 27, 2016	By:	/s/ Kenneth B. Stratton

Name: Kenneth B. Stratton
Title: President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 27, 2016